                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            GATEWAY ENERGY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                         GATEWAY ENERGY CORPORATION
                                                                 April 20, 2000

Dear Stockholder:

You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Gateway Energy Corporation to be held at The Warwick Hotel, 5701 Main Street, Houston, Texas 77005 on May 25, 2000, at 10:00 a.m. local time. The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be transacted at the meeting.

During the meeting the Board of Directors will report to you on the Company's progress during this past year and will discuss plans for the current year. We welcome this opportunity to share our progress with you and look forward to your comments and questions.

The Board of Directors appreciates and encourages stockholder participation in the Company's affairs and we hope you can attend in person. Whether or not you plan to attend the meeting, it is important that your shares be represented. Therefore, please sign, date, and mail the enclosed proxy in the envelope provided at your earliest convenience.

                                               Sincerely,



                                               Michael T. Fadden
                                               CHAIRMAN OF THE BOARD

                              GATEWAY ENERGY CORPORATION
                            500 Dallas Street, Suite 2615
                                 Houston, Texas 77002
                                  __________________

                      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                    MAY 25, 2000

To the Stockholders of Gateway Energy Corporation:

     The Annual Meeting of Stockholders of Gateway Energy Corporation (the "Company") will be held at The Warwick Hotel, 5701 Main Street, Houston, Texas 77005 on May 25, 2000, at 10:00 a.m. local time for the following purposes:

     1. To elect a Board of Directors to serve until the next annual meeting of stockholders.

     2. To ratify the appointment of Grant Thornton LLP as independent public accountants.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on March 31, 2000, (the "Record Date") are entitled to notice of and to vote at the Annual Meeting.

     It is important that your shares be represented at the Annual Meeting regardless of the number of shares you hold and whether or not you are personally able to attend. Accordingly, please sign the enclosed proxy and return it as soon as possible in the enclosed envelope provided for your convenience.

                                 By Order of the Board of Directors



                                 Michael T. Fadden
                                 Chairman, President and CEO

Houston, Texas
April 20, 2000

                              GATEWAY ENERGY CORPORATION
                             500 Dallas Street, Suite 2615
                                 Houston, Texas 77002
                                  __________________

                                   PROXY STATEMENT
                            ANNUAL MEETING OF STOCKHOLDERS
                                     MAY 25, 2000
                                   _________________

                                  GENERAL INFORMATION

     This Proxy Statement is furnished to the holders of the Common Stock, $.25 par value per share ("Common Stock") in connection with the solicitation of proxies by the Board of Directors of Gateway Energy Corporation (the "Company") to be voted at the Annual Meeting of Stockholders to be held on May 25, 2000, or any adjournment thereof. The first mailing of the proxy material to the holders of the Common Stock will be made on approximately April 21, 2000.

     The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or electronic media by regular employees of the Company. The Company will reimburse brokers and other custodians, nominees or fiduciaries for their expenses in forwarding proxy material to security owners and obtaining their proxies.

     Stockholders of record at the close of business on March 31, 2000 (the "Record Date"), are entitled to vote on matters to come before the meeting. On that date there were outstanding and entitled to vote 15,312,208 shares of Common Stock. Each share is entitled to one vote on each matter presented.

     Any proxy may be revoked by a stockholder at any time before it is exercised by giving written notice to that effect to the Secretary of the Company or by signing a later-dated proxy. Stockholders who attend the Annual Meeting may revoke any proxy previously granted and vote in person.

     All properly executed proxies will be voted in accordance with the instructions contained thereon, and if no instruction is specified, the proxies will be voted for the election of the eight directors named elsewhere in the Proxy Statement, for ratification of the appointment of Grant Thornton LLP as independent public accountants, and in accordance with the instruction of the Board of Directors as to any other matters. Abstentions do not constitute a vote "FOR" or "AGAINST" any matter listed in the accompanying Notice of Annual Meeting, but will be included in determining the number of shares present for purposes of obtaining a quorum. Also broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as present for purposes of determining the presence of a quorum at the Annual Meeting. If such a quorum should not be present, the Annual Meeting may be adjourned from time to time until the necessary quorum is obtained.

                                 PROPOSAL 1
                           ELECTION OF DIRECTORS

     Following is a list of the names, addresses, and ages of the eight nominees, all of whom are presently serving as Directors. Also included in the chart is the year in which each became a Director of the Company. Footnoted below is the past five-year business history of each Director
nominee and any public company directorships held by such persons.   The
proxy holders named in the proxy intend to vote "FOR" the election of the eight nominees listed below unless authority to so vote is withheld. In the unexpected event that any of the nominees are unable to serve or for good cause will not serve as Directors, the proxy holders reserve the right to vote for such substitute nominees that are designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE EIGHT NOMINEES LISTED BELOW.


                                                       DIRECTOR
NAME AND ADDRESS                   AGE                  SINCE
----------------                 -------              --------
Michael T. Fadden                  59                    1997
500 Dallas Street, Suite 2615
Houston, TX 77002

John B. Ewing, Jr.                 78                    1988
46 North Washington, Suite 7
Sarasota, FL 34236

Scott D. Heflin                    42                    1999
500 Dallas Street, Suite 2615
Houston, TX 77002

Earl P. Hoffman                    58                    1998
2 Northpoint Drive, Suite 820
Houston, TX 77060-3237

Charles A. Holtgraves              35                    1988
Post Office Box 860202
Shawnee, KS 66286

Larry J. Horbach                   58                    1990
10842 Old Mill Road, Suite 5A
Omaha, NE  68154

Gary A. McConnell                  59                    1998
12516 Shamrock Rd.
Omaha, NE 68154

Abe Yeddis                         83                    1997
11700 West 85th Street
Lenexa, KS 66214

     MICHAEL T. FADDEN. Mr. Fadden has served as Chairman of the Board of Directors since February 1999, CEO since July 1998 and President since August 1997. Prior to becoming CEO, he served as COO from August 1997 until his election as CEO in July 1998. Mr. Fadden served as President of Abtech Resources, Inc. from September 1993 to August 1997 and Executive Vice President of American Oil and Gas Corporation from January 1990 to August 1993.

     JOHN B. EWING, JR. Mr. Ewing currently serves as a Director of the Company. He served as in-house counsel for the Company from June 1988 to 1995. He has been in private practice for the past five years.

     SCOTT D. HEFLIN. Mr. Heflin currently serves as a Director of the Company. He has served as Chief Financial Officer of the Company since September 1998 and Treasurer and Secretary of the Company since November 1998. Mr. Heflin was controller of Monterey Resources, Inc. from 1997 to January 1998, assistant controller of Santa Fe Energy Resources, Inc. from 1996 to 1997 and controller of Transfuel, Inc. from 1994 to 1995.

     EARL P. HOFFMAN. Mr. Hoffman currently serves as a Director. He has served as Vice Chairman and CEO of Advanced Extraction Technologies, Inc., a technology licensing company serving the natural gas, refining and petrochemical industries since October 1992.

     CHARLES A. HOLTGRAVES. Mr. Holtgraves currently serves as a Director of the Company. Previously he served as Secretary of the Company from June 1988 to 1995 and as Treasurer of the Company from 1988 to 1994. Mr. Holtgraves was the CFO and Vice President of First Mortgage Investment Company from 1989 to 1999 and is currently President of Argus Investment Group and Chairman of Advanced Financial, Inc.

     LARRY J. HORBACH.   Mr. Horbach currently serves as Director of the
Company. He has served as Chairman, President and CEO, and Executive Vice President - Shareholder Relations of the Company from June 1990, resigning as President in August 1997, CEO in July 1998, Chairman in February 1999, and Executive Vice President in July 1999. Mr. Horbach is the owner of L.J. Horbach & Associates, a Director of Regency Affiliates, Inc. and Templeton Savings Bank.

     GARY A. MCCONNELL. Mr. McConnell currently serves as a Director. He served as Vice President of Finance and Administration for Northern Plains Natural Gas Company, an Enron Corporation subsidiary and operator for Northern Border Pipeline Company from 1987 to July 1994. He served as Chief Financial and Accounting Officer for Northern Border Partners, L.P., the parent company of Northern Border Pipeline Company from July 1993 to July 1994. Mr. McConnell retired from Enron Corporation and became a private investor in July 1994.

     ABE YEDDIS. Mr. Yeddis currently serves as a Director of the Company. He is Chairman, President and CEO of Promotional Headwear International and has served in such capacity since 1979.

                       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                                OWNERS AND MANAGEMENT

     As of March 31, 2000, there were no persons who are known to the Company to be beneficial owners of more than five percent (5%) of the Company's voting Common Stock except as listed below. The following table sets forth information concerning the shares of Common Stock beneficially owned by (i) each director of the Company; (ii) each of the executive officers of the Company; and (iii) all directors and executive officers as a group.


             NAME                                            NO. OF SHARES            %(1)
----------------------------------------------             -----------------    ---------------
Michael T. Fadden, Chairman, President and CEO                 772,550 (2)            5.0%
John B. Ewing, Director                                         52,475 (3)              *
Scott D. Heflin, CFO and Treasurer                              24,667 (4)              *
Earl P. Hoffman, Director                                       29,628 (5)              *
Charles A. Holtgraves, Director                                247,864 (6)            1.6%
Larry J. Horbach, Director                                      62,653 (7)              *
Gary A. McConnell, Director                                     79,628 (8)              *
Abe Yeddis, Director                                           111,114 (9)              *

* Indicates less than 1% ownership.

     All directors and officers as a group beneficially own 1,380,579 shares, including currently exercisable options or warrants, or 8.9% of the outstanding Common Stock as of March 31, 2000. (1)(10)

     (1) Based upon 15,312,208 shares of Common Stock outstanding as of March 31, 2000. Each named person is deemed to be the beneficial owner of shares of Common Stock that may be acquired within 60 days upon exercise of stock options and shares or options owned indirectly through a partnership or corporation. Accordingly, the number of shares and percentage set forth next to the name of such person and all officers and directors as a group include the shares of Common Stock issuable upon presently exercisable stock options and any shares or options owned indirectly. However, the shares of Common Stock so issuable upon such exercise by any such person are not included in calculating the percentage of Common Stock beneficially owned by any other stockholder.

     (2) This number of shares beneficially owned includes 225,750 shares purchasable pursuant to presently exercisable options or warrants.

     (3) This number of shares beneficially owned includes 10,000 shares purchasable pursuant to currently exercisable options or warrants.

     (4) This number of shares beneficially owned includes 16,667 shares purchasable pursuant to currently exercisable options or warrants.

     (5) This number of shares beneficially owned includes 10,000 shares purchasable pursuant to currently exercisable options or warrants.

     (6) This number of shares beneficially owned includes 10,000 shares purchasable pursuant to currently exercisable options or warrants.

     (7) This number of shares beneficially owned includes 25,096 shares owned by H & F Investments, a partnership in which Mr. Horbach has a 50% interest.

     (8) This number of shares beneficially owned includes 10,000 shares purchasable pursuant to currently exercisable options or warrants.

     (9) This number of shares beneficially owned includes 10,000 shares purchasable pursuant to currently exercisable options or warrants.

    (10) The number of shares and percentage calculation includes 25,096 shares owned by H & F Investments, a partnership in which Mr. Horbach has a 50% interest, and 292,417 shares of Common Stock beneficially owned by directors and officers, purchasable pursuant to presently exercisable options or warrants.

               ADDITIONAL INFORMATION CONCERNING BOARD OF DIRECTORS

THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The business of the Company is managed under the direction of the Board of Directors. There were three meetings in the ten months ended December 31, 1999. During the ten-month period, no director attended fewer than 75% of all of the meetings of the Board of Directors. The Board of Directors has established an Audit Committee and a Compensation and Stock Option Committee. The Board of Directors does not have a Nominating Committee. The Executive Committee, currently comprised of Messrs. Fadden, Heflin and Hoffman, oversees and administers the Outside Directors Stock Option Plan.

AUDIT COMMITTEE

     The primary purpose of the Audit committee is to protect the interest of the Company's shareholders and directors by assisting the Board of Directors in fulfilling its responsibility over the financial reporting process, financial policies and the internal control structure. Among other things, the committee reviews the independent audit of the Company and meets with independent auditors as necessary to discuss matters pertaining to the audit and any other matters which the Audit Committee or the auditors may wish to discuss. Messrs. Holtgraves, McConnell and Yeddis comprise the Audit Committee. The Committee met two times during the ten months ended December 31, 1999.

COMPENSATION AND STOCK OPTION COMMITTEE

     The primary purpose of the Compensation and Stock Option Committee is to recommend to the Board of Directors compensation for officers of the Company and to administer the Company's Stock Option Plan. Among other things, the Committee recommends to the Board the executives to be included in the Company's Executive Compensation Plan, the annual base salary for covered executives and the number of shares subject to option for the Executive and Middle Management Compensation Plan Pools. Messrs. Ewing, Hoffman and
Horbach currently serve on the Committee.   The Committee met three times
during the ten months ended December 31, 1999.

COMPENSATION OF DIRECTORS

     The Company does not compensate employee-directors in their capacity as directors of the Company. All Directors were reimbursed for reasonable travel and lodging expenses incurred while attending Board, Committee or Annual meetings. In the ten months ended December 31, 1999, the compensation policy for non-employee directors (i.e. "Outside Directors") was as follows:

     * A one-time grant of an option to purchase 10,000 shares of Common Stock, at fair market value on date of grant, pursuant to the Outside Directors Stock Option Plan.

     * An annual retainer of $10,000, one-half in Common Stock, valued and payable at the market price on the date of the Annual Meeting of Stockholders, and one-half in cash payable at a rate of $1,250 each quarter. During the ten months ended December 31, 1999 the Outside Directors voluntarily reduced the stock portion of this retainer by one half to $2,500.

     * A cash payment of $125 per hour for each Board, Committee or Annual Meeting attended; provided that meetings and specific consultations with the Company's executive management lasting at least eight hours are compensated on a per diem rate of $1,000.

AGGREGATED OPTION/SAR EXERCISES IN THE TEN MONTHS ENDED DECEMBER 31, 1999 AND PERIOD-END OPTION/SAR VALUES

     The following table sets forth information with respect to unexercised options and SARs. No stock options were exercised during the ten months ended December 31, 1999. In November 1999 the Board of Directors repriced 225,750 of Mr. Fadden's options, having a weighted average exercise price of $0.80 per share, to a new exercise price of $0.40 per share. The Compensation Committee of the Board recommended the repricing in recognition of progress made by Mr. Fadden toward achievement of operating goals of the Company, and to raise long-term incentive value of Mr. Fadden's options to a level consistent with that of other outstanding grants.


                                                           NUMBER OF
                                                           SECURITIES                  VALUE OF
                                                           UNDERLYING                 UNEXERCISED
                                                           UNEXERCISED               IN-THE-MONEY
                                                         OPTIONS/SARS AT            OPTIONS/SARS AT
                                                        DECEMBER 31, 1999          DECEMBER 31, 1999
                                                                (#)                     ($) (1)
                                                       ---------------------------------------------

     NAME             SHARES
                    ACQUIRED ON         VALUE            EXERCISABLE ("EX")         EXERCISABLE ("EX")
                    EXERCISE (#)     REALIZED ($)       UNEXERCISABLE ("UN")       UNEXERCISABLE ("UN")

     (a)                (b)              (c)                   (d)                         (e)
-------------------------------------------------------------------------------------------------------
Michael T. Fadden        0                0                 50,000("Ex")                 0 ("Ex")
                                                           173,500("Ex")                 0 ("Ex")
                                                             2,250("Ex")                 0 ("Ex")

-------------------------------------------------------------------------------------------------------
Scott D. Heflin          0                0                 16,667("Ex")                 0 ("Ex")
                                                            33,333("Un")                 0 ("Un")

-------------------------------------------------------------------------------------------------------

    (1) The value of the options was determined by using the average of the high and low price of the Company's Common Stock ($.26) on December 31, 1999.

                                  EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE. On November 4, 1999 the Board of Directors approved a change in the Company's fiscal year-end from February 28/29 to December 31. Accordingly, current information presented below is for the ten months ended December 31, 1999. Prior fiscal year data is presented for the twelve-month periods ended February 28 of each year.

     Individual executive officer compensation for the ten months ended December 31, 1999, includes base salary, certain expense allowances provided by the Company and matching contributions of the Company to its 401(k) Savings Plan. The following Summary Compensation Table includes compensation paid in cash.


                                                                                 LONG-TERM
                                                                               COMPENSATION
                                                                                SECURITIES
        NAME AND                                                                UNDERLYING
   PRINCIPAL POSITION        PERIOD (1)      SALARY      OTHER      BONUS    OPTIONS/SAR'S(#)
-----------------------    ------------     --------    -------    -------  ------------------
Michael T. Fadden(3)       12/31/99 (2)     $125,000    $9,930       $-             $-
Chairman, CEO and           FY 1999         $120,000    $7,200       $-             $-
President                   FY 1998         $ 70,000    $  600       $-             $-

Scott D. Heflin(4)         12/31/99 (2)     $ 78,000    $7,904       $-             $-
Chief Financial Officer,    FY 1999         $ 44,527    $3,000       $-             $-
Secretary and Treasurer



(1)  "FY" denotes a 12-month fiscal year ended February of the year indicated.

(2)  Represents the ten months ended December 31, 1999.

(3)  Michael T. Fadden joined the Company in August 1997.

(4) Mr. Heflin became Chief Financial Officer of the Company on September 9, 1998. He was elected Treasurer and Secretary in November 1998. His salary began in September 1998.

     The Board of Directors and Compensation and Stock Option Committee have approved an Executive Compensation Plan ("Executive Plan") and a Middle Management Compensation Plan ("Middle Management Plan") for the Company. The executives to be covered are determined by the Compensation and Stock Option Committee of the Board. The Middle Management employees to be covered are determined by the President. Currently the CEO and CFO are covered by the Executive Plan and three employees in the Company's subsidiary operations are covered by the Middle Management Plan.

     Both the Executive Plan and the Middle Management Plan have three components: base salary, short-term incentive and long-term incentive. Base salaries are set annually. The short-term incentive under both plans is a cash bonus to be paid upon attainment of certain goals, which goals are set by the Board of Directors annually. No bonuses were payable for the ten months ended December 31, 1999 under the Executive Compensation Plan or the Middle Management Compensation Plan. The long-term incentive portion is comprised of incentive or non-qualified stock options on the Company's Common Stock. The option pool, which includes options for both the Executive Plan and the Middle Management Plan, shall be equal to two and one-half percent (2.5%) of the fully diluted shares outstanding as of the Company's preceding fiscal year end. The options are issued pursuant to the Company's 1998 Stock Option Plan.

     The Compensation and Stock Option Committee and the Board of Directors believe that the Executive Plan and the Middle Management Plan will help the Company employ and retain key executive officers and employees, who will in turn maximize the value of the Company's Common Stock.

OPTION/SAR GRANTS FOR THE TEN MONTHS ENDED DECEMBER 31, 1999

     No option and/or SAR grants were made during the ten months ended December 31, 1999.

              LIST OF CURRENT EXECUTIVE OFFICERS OF THE COMPANY

     The following is a list of the names and ages of the current executive officers of the Company, their business history for the past five years and the year in which each person became an Officer of the Company.


                                                                                                OFFICER
        NAME                 AGE        POSITION & PRINCIPAL OCCUPATION FOR LAST FIVE YEARS      SINCE
-------------------------   -----      -----------------------------------------------------   ---------
Michael T. Fadden            59         Chairman of the Board since February 1999, CEO            1997
                                        since July 1998, and President since August 1997;
                                        COO of the Company from August 1997 until July 1998;
                                        Served as President of Abtech Resources, Inc. from
                                        September 1993 to August 1997.

Scott D. Heflin              42         Chief Financial Officer of the Company since              1998
                                        September 1998; Treasurer and Secretary since
                                        November 1998; Controller of Monterey Resources, Inc.
                                        in 1997; Assistant Controller of Santa Fe Energy
                                        Resources, Inc. in 1996; Controller of Transfuel, Inc.
                                        1994-1995.

                                      PROPOSAL 2

                    RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Grant Thornton LLP, independent public accountants, to examine the financial statements of Gateway Energy Corporation for the year ending December 31, 2000, and to perform other audit and accounting related activities as may be requested from time to time by management or the Board of Directors.

     The Board has directed that the appointment of Grant Thornton LLP be submitted to the stockholders for approval. The affirmative vote of a majority of the shares of Common Stock present or represented and entitled to vote on the proposal at the Annual Meeting is required for approval. If the stockholders do not approve, the Audit Committee and the Board will reconsider the appointment.

     Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting. They will be available to respond to appropriate questions and will have an opportunity to make a statement if they so desire.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

                                   OTHER BUSINESS

     Management does not intend to bring any business before the Annual Meeting other than the matters referred to in the accompanying notice and at this date has not been informed of any matters that may be presented to the Annual Meeting by others. If, however, any other matters properly come before the Annual Meeting, it is intended that the persons named in accompanying proxy will vote in accordance with the instructions of the Board of Directors on such matters.

                                   ANNUAL REPORT

     The Company's Annual Report, including the Form 10-KSB for the ten months ended December 31, 1999, is being mailed to all stockholders concurrently herewith. The Annual Report is not a part of the proxy solicitation material. Additional copies of the Annual Report which includes the Form 10-KSB for the ten months ended December 31, 1999, will be provided, without charge, upon written request from any stockholder to: Gateway Energy Corporation, Attention: Nancy S. Block, Manager of Investor Relations & Administration, 500 Dallas Street, Suite 2615, Houston, Texas 77002.

                  COMPLIANCE WITH SECTION 16 (a) OF THE EXCHANGE ACT

     Section 16 (a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors and persons who own more than 10% of the registered class of the Company's equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors, and 10% stockholders are also required by the SEC rules to furnish the Company with copies of all Section 16(a) forms they file. For the ten months ended December 31, 1999, Director Yeddis failed to timely file Form 4's.

                           STOCKHOLDER PROPOSALS FOR 2001

     Stockholders may submit proposals on matters appropriate for stockholder action at the Company's annual meeting, consistent with regulations adopted by the SEC. Proposals to be considered for inclusion in the Proxy Statement for the 2001 Annual Meeting must be received by the Company not later than December 15, 2000. Proposals should be directed to the attention of the Secretary, Gateway Energy Corporation, 500 Dallas Street, Suite 2615, Houston, Texas 77002.

                      GATEWAY ENERGY CORPORATION

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               FOR THE ANNUAL MEETING OF STOCKHOLDERS

                              MAY 25, 2000

    The undersigned hereby constitutes and appoints Michael T. Fadden and Earl P. Hoffman, with full power to act alone, or any substitute appointed by either of them, the undersigned's agent, attorney and proxy to vote the number of shares the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Gateway Energy Corporation, to be held at the Warwick Hotel, 5701 Main Street, Houston, Texas 77005 on the 25th day of May, 2000 at 10:00 a.m. local time or any adjournments as indicated hereon.

(To be Signed on Reverse Side)

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders

                            GATEWAY ENERGY CORPORATION

May 25, 2000


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
    TRIANGLE      Please Detach and Mail in the Envelope Provided      TRIANGLE

Please mark your
votes as in this
example              /X/

1.  Election of Directors

 FOR the eight                  WITHHOLD   Nominees: Michael T. Fadden
nominees (except               AUTHORITY             John B. Ewing
as indicated below)    to vote for eight             Scott D. Heflin
                      nominees listed to             Earl P. Hoffman
                               the right.            Charles A. Holtgraves, Jr.
                                                     Larry J. Horbach
        / /                      / /                 Gary A. McConnell
                                                     Abe Yeddis
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


---------------------------------------------


2. Ratification of public accountants

     FOR     AGAINST    ABSTAIN

     / /       / /       / /

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED
WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED
SHAREHOLDER. IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED FOR
THE ELECTION OF ALL NOMINEES FOR
DIRECTOR, FOR THE RATIFICATION OF
PUBLIC ACCOUNTANTS AND WITH
DISCRETIONARY AUTHORITY ON ALL
OTHER MATTERS.

PLEASE MARK, SIGN, DATE AND RETURN
THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.


------------------------  -----------------------  Dated: ---------------, 2000
Signature of Shareholder  Signature of Shareholder

NOTE: Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian or conservator, give full title. All joint tenants must sign.